UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 7, 2007
Bowne & Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-05842	13-2618477

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Water Street, New York, New York	10041

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-924-5500
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.01	Completion of Acquisition or Disposition of Assets.
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EX-23.1:	INDEPENDENT AUDITORS CONSENT, DELOITTE &TOUCHE LLP
EX-99.2:	AUDITED FINANCIAL STATEMENTS OF ALLIANCE DATA MAIL SERVICES
EX-99.3:	UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.
This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated November 7, 2007, filed by Bowne and Co., Inc. (the “Company”) with the Securities and Exchange Commission on November 13, 2007 (the “Original 8-K”), announcing the completion of its acquisition of ADS MB Corporation (“Alliance Data Mail Services”), as amended by Amendment No. 1 to the Original 8-K, which was filed on a Current Report on Form 8-K/A with the Securities and Exchange Commission on January 24, 2008 (together with the Original 8-K, the “8-K”). The information previously reported in the 8-K is hereby incorporated by reference into this Current Report on Form 8-K/A. This Current Report on Form 8-K/A amends Item 9.01 of the 8-K to provide the audited financial statements as of and for the nine months ended September 30, 2007, and the required unaudited pro forma financial information related to the acquisition of Alliance Data Mail Services pursuant to Items 9.01(a), 9.01(b) and 9.01(d).
Item 9.01 Financial Statements and Exhibits.
The following financial statements are included in this Current Report on Form 8-K/A:
(a) Financial Statements of Business Acquired
•	Audited Financial Statements of Alliance Data Mail Services as of and for the year ended December 31, 2006, incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K/A, filed on January 24, 2008.

•	Audited Financial Statements of Alliance Data Mail Services as of and for the nine months ended September 30, 2007, attached as Exhibit 99.2 to this Current Report on Form 8-K/A.
(b) Pro Forma Financial Information
•	Unaudited Pro Forma Condensed Financial Statements for the fiscal year ended December 31, 2006 and for the nine months ended September 30, 2007, attached as Exhibit 99.3 to this Current Report on Form 8-K/A.
(d) Exhibits.

23.1	Independent Auditors’ Consent, Deloitte & Touche LLP, dated April 16, 2008

99.2	Audited Financial Statements of Alliance Data Mail Services as of and for the nine months ended September 30, 2007

99.3	Unaudited Pro Forma Condensed Financial Statements for the fiscal year ended December 31, 2006 and for the nine months ended September 30, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bowne & Co., Inc.
April 21, 2008	By:	/s/ John J. Walker
John J. Walker
Senior Vice President and Chief Financial Officer